UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 31, 2004

NEW RIVER PHARMACEUTICALS INC.
(Exact name of Registrant as specified in charter)

Virginia	000-50851	54-1816479
(State or other jurisdiction of incorporation)	(Commission file	(IRS employer identification no.)

1881 Grove Avenue, Radford, Virginia	24141
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(540) 633-7978

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On December 31, 2004, New River Pharmaceuticals Inc. (the “Company”) issued a press release announcing that it has entered into a non-binding letter of intent with Shire Pharmaceutical Group plc ("Shire") expressing the parties’ intent to complete a transaction relating to the commercialization of NRP104, the Company’s Phase III compound for ADHD, in the U.S., and for further product development for other potential indications on a worldwide basis. Under the terms of this letter of intent, Shire has the exclusive right to negotiate a transaction with the Company until January 31, 2005.

The press release issued on December 31, 2004 by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release issued on December 31, 2004 by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2005

NEW RIVER PHARMACEUTICALS INC.

By:	/s/ Randal J. Kirk

Randal J. Kirk Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release issued on December 31, 2004 by the Company.